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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 April 15, 2003
                Date of Report (Date of earliest event reported)



                        PHARMAKINETICS LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)

                  Maryland                              0-11580                           52-1067519
        (State or other jurisdiction                  (Commission                        (IRS Employer
             of incorporation)                        File Number)                     Identification No.)



                             302 West Fayette Street
                            Baltimore, Maryland 21201
              (Address of principal executive offices and zip code)




                                 (410) 385-4500
                         (Registrant's telephone number,
                              including area code)

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ITEM 5.  OTHER EVENTS

         PharmaKinetics Laboratories, Inc. (the "Registrant") has entered into an Amendment No. 3 to Agreement and Plan of Merger dated as of April 15, 2003, with Bioanalytical Systems, Inc. and PI Acquisition Corp. (the "Amendment"). The Amendment amends the Agreement and Plan of Merger among the Registrant, Bioanalytical Systems, Inc. and PI Acquisition Corp. dated as of June 20, 2002, as amended by an Amendment No. 1 to Agreement and Plan of Merger dated as of July 24, 2002, and as amended by an Amendment No. 2 to Agreement and Plan of Merger dated as of November 21, 2002 (collectively, the "Merger Agreement"), in order to extend the date upon which the parties will have the right to terminate the Merger Agreement if the merger described therein has not been consummated from March 31, 2003 to June 30, 2003. All other terms of the Merger Agreement remain in effect. The description of the transaction contemplated by the Amendment contained herein is qualified in its entirety by reference to the provisions of the Amendment filed as Exhibit 2.1 to this Current Report on Form 8-K.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Exhibits

         Exhibit No.                            Description
         -----------                            -----------

         2.1 Amendment No. 3 to Agreement and Plan of Merger (and Exhibit thereto) dated as of April 15, 2003, by and among the Registrant, Bioanalytical Systems, Inc. and PI Acquisition Corp. (filed herewith).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PHARMAKINETICS LABORATORIES, INC.



Date:  April 15, 2003               By: /s/ James M. Wilkinson, II, Ph.D.
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                                       James M. Wilkinson, II, Ph.D.
                                       Chief Executive Officer and President
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                                INDEX TO EXHIBITS


Exhibits
--------

         Exhibit No.                            Description
         -----------                            -----------

         2.1 Amendment No. 3 to Agreement and Plan of Merger (and Exhibit thereto) dated as of April 15, 2003, by and among the Registrant, Bioanalytical Systems, Inc. and PI Acquisition Corp. (filed herewith).